UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

MEREDITH CORPORATION

(Exact name of registrant as specified in its charter)

Iowa	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (515) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On January 31, 2018, Meredith Corporation (“Meredith”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the completion of its previously announced acquisition of Time Inc. (“Time”) in accordance with the terms of an Agreement and Plan of Merger (the “Merger Agreement”) dated November 26, 2017 by and among Meredith, Time and Gotham Merger Sub, Inc., a wholly owned subsidiary of Meredith (“Merger Sub”), pursuant to which Merger Sub merged with and into Time, with Time surviving as a wholly owned subsidiary of Meredith (the “Merger”).

Meredith stated in the Original Form 8-K that it intended to file the audited financial statements of Time required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) as part of an amendment to the Original Form 8-K not later than 71 calendar days after the date the Original Form 8-K was required to be filed. Meredith hereby amends the Original Form 8-K in order to file (i) the historical audited consolidated financial statements of Time for the years ended December 31, 2015, 2016 and 2017 as required by Item 9.01(a) and (ii) the pro forma condensed combined financial information of Meredith as required by Item 9.01(b).

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Time as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 together with the report thereon of Ernst & Young LLP included in the audited consolidated financial statements of Time as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information for the year ended June 30, 2017, for the six months ended December 31, 2017, and as of December 31, 2017, each giving effect to the Merger, are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of November 26, 2017, by and among Meredith Corporation, Gotham Merger Sub, Inc. and Time Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Meredith Corporation on November 27, 2017)

3.1*	Articles of Amendment to the Restated Articles of Incorporation of Meredith Corporation, including the Statement of Designation of Series A Preferred Stock of Meredith Corporation attached as Appendix I thereto

4.1*	Indenture, dated as of January 31, 2018, by and among Meredith Corporation, the Guarantors and U.S. Bank National Association, as Trustee

4.2	Form of Note (included in Exhibit 4.1)

4.3*	First Supplemental Indenture, dated as of January 31, 2018, by and among Meredith Corporation, the Guarantors and U.S. Bank National Association, as Trustee

10.1*	Credit Agreement, dated as of January 31, 2018, by and among Meredith, the Guarantors, the lenders party thereto from time to time and Royal Bank of Canada, as administrative agent and collateral agent

10.2*	Deed of Guarantee in Relation to the IPC Media Pension Scheme, dated as of January 31, 2018, by and among Meredith Corporation, Time Inc. (UK) Ltd, IPC Media Pension Trustee Limited and Time Inc.

10.3*	Warrant to Purchase Class A Common Stock, dated as of January 31, 2018

10.4*	Option to Purchase Class A Common Stock, dated as of January 31, 2018

10.5*	Registration Rights Agreement, dated as of January 31, 2018, by and between Meredith Corporation and KED MDP Investments, LLC

23.1	Consent of Ernst & Young LLP

99.1*	Press release dated January 31, 2018, titled “Meredith Corporation Announces Completion of Time Inc. Acquisition and Reports Fiscal 2018 Second Quarter and First Half Results”

99.2	Audited Consolidated Financial Statements of Time Inc.

99.3	Unaudited Pro Forma Condensed Combined Financial Information

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION

/s/ Joseph Ceryanec
Joseph Ceryanec
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: March 29, 2018